UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                         Date of Report: January 9, 2006
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                     0-14273               84-0868815
        --------                     -------               ----------
       (State of                   (Commission           (IRS Employer
     incorporation)                File Number)        Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716


        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On December 21, 2005, PlanGraphics, Inc. offered to extend the employment agreements of Frederick G. Beisser, Senior Vice President - Finance and of J. Gray Reed, Chief Operating Officer of its operating subsidiary, PlanGraphics, Inc. (a Maryland corporation). The employment agreements, dated January 1, 2002 and originally filed with Form 10-Q for March 31, 2002, were extended through September 30, 2006. Both officers accepted the offer on January 31, 2006. The terms of the employment agreements otherwise remain unchanged. The Form of Extension of the Employment Agreement is filed with this report as Exhibit 10.1.

PlanGraphics, Inc. entered into a First Amendment to Master Factoring Agreement ("Amendment") with Rockland Credit Finance, LLC ("Rockland") which is effective January 9, 2006. The Amendment extended the term of the Master Factoring Agreement to June 30, 2007, In addition, the Amendment, among other things, increased the amount by which Rockland will pay PlanGraphics for accounts receivable invoices from 80% of the face value to 85% of the face value of such invoices and lowered the minimum monthly volume that PlanGraphics is required to submit to Rockland for purchase from $500,000 to $350,000. The Amendment is filed with this report as Exhibit 10.2.

ITEM 8.01 OTHER EVENTS

PlanGraphics, Inc. reports that its non-binding letter of intent, as amended, with IceWEB, Inc. expired without action by either party on December 31, 2005 in accordance with its terms. The Board of Directors continues to actively explore strategic alternatives for PlanGraphics, Inc, including discussions with IceWEB, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Description
-----------            -----------

10.1       Form of Extension of Employment Agreement, letter dated December 21,
           2005
10.2       First Amendment to Master Factoring Agreement, dated January 9, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


January 31, 2006               /S/  Fred Beisser
                               ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------

10.1       Form of Extension of Employment Agreement, letter dated December 21,
           2005
10.2       First Amendment to Master Factoring Agreement, dated January 9, 2006